UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2023

TRAQIQ, INC.

(Exact name of registrant as specified in charter)

California	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1931 Austin Drive Troy, Michigan	48083
(Address of Principal Executive Offices)	(zip code)

(425) 818-0560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On January 5, 2023, TraQiQ, Inc. (the “Company”) issued to Renovare Environmental, Inc. (“REI”) (i) 1,250,000 shares of the Company’s Series B Preferred Stock, par value $0.0001 (the “Series B Preferred Stock”), and (ii) 15,686,926 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”) that were convertible into 125,000,000 shares of Common Stock, in connection with the acquisition of certain assets related to the business of offering aerobic digestion technology solutions for the disposal of food waste at the point of generation.

On July 20, 2023, the Company entered into an Exchange Agreement (the “Exchange Agreement”), with REI pursuant to which REI exchanged 14,118,233 shares of Common Stock and 1,250,000 shares of Series B Preferred Stock for Series A Rights to Receive Common Stock dated July 20, 2023 (the “Series A Rights”) and Series B Rights to Receive Common Stock dated July 20, 2023 (the “Series B Rights” and, together with the Series A Rights, the “Rights”). Following the exchanges effected by the Exchange Agreement, the Company had 19,821,732 shares of Common Stock and no shares of Series B Preferred Stock issued and outstanding.

The Series A Rights issued to REI obligate the Company to issue to the holders upon request (without the payment of any additional consideration) an aggregate of 108,729,363 shares of Common Stock (the “Series A Right Shares”) and the Series B Rights issued to REI obligate the Company to issue to the holders upon request (without the payment of any additional consideration) an aggregate of 30,388,870 shares of Common Stock (the “Series B Right Shares” and, together with the Series A Rights Shares, the “Rights Shares”) .. The number of Right Shares issuable upon exercise of the Rights is fixed, and is only subject to customary non-price-based ratable adjustments, such as stock splits, stock combinations and the like. The Series A Rights are immediately exercisable and the Series B Rights are exercisable upon the earlier of (x) December 31, 2023 and (y) the initial date on which the Common Stock is listed for trading on The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, Nasdaq Capital Markets or the Nasdaq Global Market. All of the Rights expire on July 20, 2028.

Pursuant to the terms of the Rights, the holders will not be able to exercise Rights and receive Right Shares to the extent that after giving effect to such issuance after exercise, the holder would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the applicable Right. Each holder may decrease its applicable ownership limitation at any time and each holder, upon not less than 61 days’ prior notice to the Company, may increase its applicable beneficial ownership limitation, provided that the applicable beneficial ownership limitation may in no event exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of the applicable Right.

Following the closing of the transactions contemplated by the Exchange Agreement, the Company entered into certain Settlement Agreements (the “Settlement Agreements”) on July 20, 2023, with REI and certain stockholder of REI signatory thereto pursuant to which REI will transfer (i) Series A Rights to acquire an aggregate of 96,989,534 shares of Common Stock and (ii) Series B Rights to acquire 9,883,357 shares of Common Stock, to such stockholders, each of which was an “accredited investor,” as defined in the Securities Act of 1933, as amended (the “Securities Act”), in consideration of a release by such stockholders of any and all claims such stockholders may have had against REI or the Company.

The foregoing description of the Exchange Agreement is a summary and is qualified in its entirety by reference to the Exchange Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing descriptions of the Series A Rights and the Series B Rights are summaries and are qualified in their entirety by reference to the Series A Right or Series B Rights, as the case may be, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing description of the Settlement Agreement is a summary and is qualified in its entirety by reference to Settlement Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Series A Rights and Series B Rights were issued by the Company in reliance upon the exemption from registration contained in Section 3(a)(9) of the Securities Act.

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Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 20, 2023, the Company dismissed T R Chadha & Co LLP (“TRC”) as the Company’s independent auditors for the fiscal year ending December 31, 2023. The Company has engaged Freed Maxick CPAs, P.C. (“Freed”) as its successor independent auditor. This change was approved by the Company’s Board of Directors.

The reports of TRC on the Company’s financial statements for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained an explanatory paragraph that stated that the Company had experienced losses and negative cash flows from operations, and had an accumulated deficit, which conditions raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for the year ended December 31, 2022 and 2021, and in the subsequent interim period, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and TRC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure that, if not resolved to the satisfaction of TRC, would have caused it to make reference to the matter thereof in connection with its report for such years and (ii) no “reportable events” within the meaning of Item 304(a)(i)(v) of Regulation S-K except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Prior to engaging Freed, the Company had not consulted Freed regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Freed regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused the prior auditor to make a reference to the subject matter of the disagreements in connection with its reports. However, prior to the Company’s acquisition of Titan Trucking, LLC (“Titan”) in May 2023, Titan had engaged Freed to audit its financial statements for the years ended December 31, 2022 and 2021.

The Company provided TRC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that TRC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated July 19, 2023, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No	Description
10.1	Exchange Agreement dated as of July 20, 2023 between the Company and Renovare Environmental, Inc.

10.2	Form of Series A Right to Receive Common Stock (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated July 18, 2023).

10.3	Form of Series B Right to Receive Common Stock

10.4	Form of Settlement Agreement dated as of July 20, 2023 between the Company, Renovare Environmental Inc., and the stockholders signatory thereto.

16.1	Letter from T R Chadha & Co LLP dated July 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2023	TRAQIQ, INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer

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